SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 24, 2004

Date of Report (date of earliest event reported)

Sigma Designs, Inc.

(Exact name of Registrant as specified in charter)

California	000-15116	94-2848099
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 California Circle

Milpitas, California 95035

(Address of principal executive offices)

Registrant's telephone number, including area code: (408) 262-9003

N/A

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition

On August 24, 2004, Sigma Designs, Inc. issued a press release reporting its results for the three months ended July 31, 2004. The press release is attached as Exhibit 99.1.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

99.1	Press Release, dated as of August 24, 2004, entitled "SIGMA DESIGNS, INC. REPORTS SECOND QUARTER RESULTS".

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2004	SIGMA DESIGNS, INC.

/s/ Kit Tsui Kit Tsui Chief Financial Officer and Secretary (Principal Financial Officer and Accounting Officer)

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Exhibit Index

Exhibit Number	Exhibit Title
99.1*	Press release dated August 24, 2004 entitled "SIGMA DESIGNS, INC. REPORTS SECOND QUARTER RESULTS".
   *    Also provided in PDF format as a courtesy.

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